UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 15, 2011
Apartment Trust of America, Inc.
(Exact name of registrant as specified in its charter)

Maryland	000-52612	20-3975609

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4901 Dickens Road, Suite 101, Richmond, Virginia	23230

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (804) 237-1335
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01	Changes to Registrant’s Certifying Accountant
(a)    On June 15, 2011, Apartment Trust of America, Inc. (the “Company”) notified Deloitte & Touche, LLP (“Deloitte & Touche”) that it was being dismissed as the Company’s registered public accounting firm, effective immediately. The decision to dismiss Deloitte & Touche was approved by the Company’s audit committee.
The reports of Deloitte & Touche on the Company’s financial statements for the years ended December 31, 2010 and 2009 contained no adverse opinion or disclaimer of opinion, and such reports were not qualified or modified as to uncertainty, audit scope, or accounting principles. During the years ended December 31, 2010 and 2009, and the subsequent interim period through June 15, 2011, there have been no (i) disagreements between the Company and Deloitte & Touche on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of Deloitte & Touche, would have caused it to make reference to the subject matter of the disagreement(s) in connection with its reports, or (ii) “reportable events” as defined in Item 304(a)(1)(v) of Regulation S-K.
In accordance with Item 304(a)(3) of Regulation S-K, the Company provided Deloitte & Touche with a copy of the disclosure it is making on this Form 8-K prior to the time this Form 8-K was filed with the Securities and Exchange Commission (the “SEC”). The Company requested that Deloitte & Touche furnish a letter addressed to the SEC stating whether it agrees with the statements made herein, and if not, stating the respects in which it does not agree. A copy of the Deloitte & Touche letter, dated June 16, 2011, is filed as Exhibit 16.1 hereto.
(b)    On June 15, 2011, the audit committee of the Company’s board of directors approved the engagement of Ernst & Young, LLP (“E&Y”) as the Company’s independent registered public accounting firm. During the two most recent fiscal years ended December 31, 2009 and 2010, and through June 15, 2011, neither the Company nor anyone on its behalf consulted with E&Y regarding (1) the application of accounting principles to a specified transaction, either completed or proposed; (2) the type of audit opinion that might be rendered on the Company’s financial statements; or (3) any matter that was either the subject of a disagreement or event identified in response to Item 304(a)(1) of Regulation S-K (there being none).
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

16.1	Letter from Deloitte & Touche, LLP, dated June 16, 2011.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Apartment Trust of America, Inc.
Dated: June 17, 2011	By:	/s/ Gustav G. Remppies
		Name:	Gustav G. Remppies
		Title:	President

Exhibit Index

Exhibit No.	Description

16.1	Letter from Deloitte & Touche, LLP, dated June 16, 2011.